Exhibit 10.1.1

ADDENDUM NO. 1 TO SERVICES AGREEMENT

This Addendum No. 1 is made and entered into as of the 16th day of September, 2014, and amends the Services Agreement (“Agreement”), effective March 24, 2014, by and among Watford Re Ltd., Watford Holdings Ltd., Arch Underwriters Ltd and, solely for the limited pur- poses set forth in Sections 2.08, 9.02(a)(iii), 12.07, and 12.13 of the Agreement, Highbridge Principal Strategies, LLC.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and in the Agreement, the parties, intending to be bound in contract, hereby agree as fol- lows:

1.	Section 2(a) of Exhibit C to the Agreement is hereby amended by insertion of the fol- lowing after “3.00%” in clause I(i) and after “12.00%” in clause I(ii):

“(or such lesser amount as AUL may determine in its discretion)”

2.	Section 2(c) of Exhibit C to the Agreement is hereby amended by insertion of the fol- lowing after “(including IBNR)”:

“and deposit liabilities”

3.	The Individual Programs bullet point under heading B (Cessions from Arch) of Exhi- bit F to the Agreement is hereby amended as follows:

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Individual Programs. In addition, in order to diversify Watford’s portfo- lio, Arch Insurance Group may cede some share of its insurance program business to Watford. With respect to any such business, if one or more reinsurers other than Watford or AUL Affiliates assume a share of the ceded business from Arch Insurance Group, AUL may decide, in its full discretion, whether to approve authorization of a Watford line on such cession in the share it deems appropriate; provided, however, that the terms and conditions authorized for Watford are the same as for such rein- surer(s); provided further that, notwithstanding the foregoing, such ces- sions shall be secured by a letter or letters of credit in an aggregate amount of at least [***]% of [***] for [***] and [***] (including [***]) for contracts ceded thereunder.

4.	Two new bullet points under heading B (Cessions from Arch) shall be added to Exhi- bit F to the Agreement as follows:

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Market Validated Reinsurance or Retrocessions. If one or more reinsurers or retrocessionaires other than Watford or AUL Affiliates assume a share of reinsurance or retroceded business from Arch, AUL may decide, in its full discretion, whether to approve authorization of a Watford line on such reinsurance or retrocession in the share it deems appropriate; provided, however, that the terms and conditions authorized for Watford are the same as for such reinsurer(s) or retrocessionaire(s), as applicable; provided further that, notwithstanding the foregoing, such reinsurance or retrocessions shall

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be secured by a letter or letters of credit in an aggregate amount of at least [***]% of [***] for [***] and [***] (including [***]) for contracts reinsured or retroceded thereunder.

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Specifically Approved Business. Except as provided above, Watford's CEO or CRO will independently evaluate and price any AUL Affiliate Cessions and ensure compliance with the Underwriting Guidelines. The terms of such AUL Affiliate Cessions to the Company will be mutually agreed by the cedants and the Company's CEO or CRO; provided that, unless otherwise agreed (i) such cessions shall be secured by a letter or letters of credit in an aggregate amount of at least [***]% of [***] for [***] and [***] (including [***]) for contracts ceded thereunder; and (ii) each party to any such cession agreement shall have the right to terminate such agreement prospectively on a run-off basis on the second anniversary thereof and on each anniversary thereafter.

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IN WITNESS WHEREOF, the parties hereto have executed this Addendum No. 1 as of the day and year first above written.

WATFORD RE LTD.

By:	/s/ John Rathgeber
Name: John Rathgeber
Title: CEO/Director

WATFORD HOLDINGS LTD.

By:	/s/ John Rathgeber
Name: John Rathgeber
Title: CEO/Director

ARCH UNDERWRITERS LTD.

By:	/s/ Nicolas Papadopoulo
Name: Nicolas Papadopoulo
Title: CEO

Solely for the limited purposes set forth in Sections 2.08, 9.02(a)(iii), 12.07, and 12.13 of the Agreement:

HIGHBRIDGE PRINCIPAL STRATEGIES, LLC

By:	/s/ Faith Rosenfeld
Name: Faith Rosenfeld
Title: Chief Administrative Officer

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